POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned
hereby constitutes and appoints each of David M. Sherbin
and Jan M. Klym, signing singly, his or her true and
lawful attorney-in-fact to:
1. execute for an on behalf of the undersigned, in the
undersigned's capacity as an officer, director and/or
10% shareholder of Pulte Homes, Inc. (the "Company"),
Forms 144, 3, 4 and 5 in accordance with Rule 144 of the
Securities Exchange Act of 1933 or Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
2. do and perform any and all acts for an on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 144, 3, 4 or 5,
complete and execute any amendment or amendments thereto,
and timely file such form with the United States
Securities and Exchange Commission and any stock exchange,
stock market or similar authority; and
3. take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, and in the
best interest of, or legally required by, the undersigned,
it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this power of attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-
fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each attorney-in-fact
full power and authority to do and perform any and every
act and thing whatsoever requisite, necessary, or proper
to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if
personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
attorney-in-fact, or suhc attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by
virtue of this pwoer of attorney and the rights and powers
herein granted. The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity
at the request of the undersigned, are not assuming, nor
is the Company assuming, any of the undersigned's
responsibilities to comply with Rule 144 of the Securities
Exchange Act of 1933 and Section 16 of the Securities
Exchange Act of 1934.
This power of attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 144, 3, 4 and 5 with respect to the undersigned's
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-
fact.
In Witness Whereof, the undersigned has caused this
power of attorney to be executed as of the 26th day of
July, 2005.
/s/ Patrick J. O'Leary
Patrick J. O'Leary